Exhibit 10.20
EXECUTION
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into as of February 21, 2011 among QUEST EASTERN RESOURCE LLC, a Delaware limited liability company (the “Borrower”), ROYAL BANK OF CANADA, as the Lender, and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lender party to the hereinafter defined Credit Agreement (in such capacities, the “Agent”).
     Reference is made to the Third Amended and Restated Credit Agreement dated as of September 21, 2010 among the Borrower, the Agent and the Lender party thereto (as amended, the “Credit Agreement”). Unless otherwise defined in this First Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this First Amendment.
RECITALS
     A. The Borrower, the Agent and the Lender desire to enter into this First Amendment.
     Accordingly, for adequate and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Paragraph 1. Amendments. Effective as of the First Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:
     1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (a) The following definitions are amended in their entirety to read as follows:
     “Agreement means this Third Amended and Restated Credit Agreement, as amended by the First Amendment to Credit Agreement.”
     “Asset Sale Agreement means that certain Asset Sale Agreement, dated as of September 21, 2010 among PEC and the Lender, as amended by that certain Letter Agreement dated as of December 23, 2010 among the Borrower, the Lender and the Administrative Agent and Collateral Agent, providing that if pursuant to an Approved Disposition the limited liability company membership interest in the Borrower or Oil and Gas Properties generate less than a specified amount of Net Cash Proceeds, PEC will pay, either in cash or common stock of PEC or some combination of both, a specified amount to the Lender.”
     “Interest Payment Date means, (a) as to a Eurodollar Rate Loan, the last day of each Interest Period applicable to such Eurodollar Rate Loan occurring after May 16, 2011; provided, however, that if any Interest Period for a Eurodollar Rate Loan occurring after May 16, 2011 exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates;
First Amendment to
QER Third Amended and
Restated Credit Agreement

and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December, commencing June 30, 2011, and the Maturity Date.”
     (b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
     “First Amendment Effective Date means February 21, 2011.”
     “First Amendment to Credit Agreement means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of February 21, 2011, but effective as of the First Amendment Effective Date, among the Borrower, Royal Bank of Canada, as Lender, and Royal Bank of Canada, as Administrative Agent and Collateral Agent.”
     1.2 Section 10.01(b). The first sentence of Section 10.01(b) of the Credit Agreement is amended by deleting the words “5 Business Days’” from such sentence.
     1.3 Section 10.01(c). Section 10.01(c) of the Credit Agreement is amended to read in its entirety as follows:
     “(c) If (i) pursuant to an Approved Disposition, (A) 100% of the limited liability company membership interest in Borrower is sold or (B) the Borrower sells all or substantially all of its Oil and Gas Properties or (ii) the Renewal Term Loan and other Obligations (other than contingent indemnity obligations) have been indefeasibly paid in full, or otherwise deemed to have been satisfied pursuant to the Asset Sale Agreement, then, in either event, (x) the Administrative Agent agrees to, and the Lender hereby instructs the Administrative Agent and Collateral Agent to, at the Borrower’s expense, execute and authorize such releases of the Collateral Documents as the Borrower shall reasonably request and this Agreement shall be deemed terminated and (y) the Lender agrees to execute reconveyances of the ORRIs to their respective grantors (or their designees). Lender further agrees that any payments owing under any ORRI shall accrue and will not be payable until May 17, 2011; provided if an Approved Disposition occurs on or prior to May 16, 2011, Lender agrees no payment will be made on account of accrued but unpaid royalties under the ORRI.”
     Paragraph 2. Effective Date. This First Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) that (i) the Agent receives this First Amendment, executed by the Borrower, the Agent and the Lender and (ii) the Agent receives a Consent and Reaffirmation in form and substance satisfactory to the Agent from PEC and PESC.
     Paragraph 3. Acknowledgment and Ratification. The Borrower (i) consents to the agreements in this First Amendment and (ii) agrees and acknowledges that the execution, delivery, and performance of this First Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended hereby, and all rights thereunder are hereby ratified and confirmed.
     Paragraph 4. Representations. The Borrower represents and warrants to the Agent and the Lender that as of the First Amendment Effective Date and after giving effect to the amendments set forth in this First Amendment (a) all representations and warranties in the Loan Documents are true and correct
First Amendment to
QER Third Amended and
Restated Credit Agreement

in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
     Paragraph 5. Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Agent incident to this First Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this First Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
     Paragraph 6. Miscellaneous.
(a) This First Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to the Loan Agreement (as amended hereby) and the other Loan Documents in Article X of the Credit Agreement are incorporated in this First Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this First Amendment will be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this First Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this First Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     Paragraph 7. Entire Agreement. This First Amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
     Paragraph 8. Parties. This First Amendment binds and inures to the benefit of the Borrower, the Agent, the Lender, and their respective successors and assigns.
     Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this First Amendment.
     Paragraph 10. Release. As additional consideration for the execution, delivery and performance of this First Amendment by the parties hereto and to induce the Agent and the Lender to enter into this First Amendment, the Borrower warrants and represents to the Agent and the Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Agent or any Lender or any defense to (i) the payment of Obligations under the Renewal Term Loan Note and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Renewal Term Loan Note and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, the Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES the Agent and the Lender, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which the Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any
First Amendment to
QER Third Amended and
Restated Credit Agreement

loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.
     Paragraph 11. Effectiveness of Facsimile Documents and Signatures. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this First Amendment. The effectiveness of any such signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on the Borrower, the Agent and the Lender.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
First Amendment to
QER Third Amended and
Restated Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the First Amendment Effective Date.

BORROWER:

QUEST EASTERN RESOURCE LLC,
a Delaware limited liability company, as Borrower

By:	POSTROCK ENERGY SERVICES
CORPORATION, its sole member

	By:	/s/ David C. Lawler David C. Lawler, President and Chief Executive Officer
Signature Page 1
First Amendment to
QER Third Amended and
Restated Credit Agreement

AGREED TO AS OF THE FIRST
AMENDMENT EFFECTIVE DATE:	AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

	By: Name:	/s/ Susan Khokher Susan Khokher
	Title:	Manager, Agency
Signature Page 2
First Amendment to
QER Third Amended and
Restated Credit Agreement

AGREED TO AS OF THE FIRST
AMENDMENT EFFECTIVE DATE:	LENDER:

ROYAL BANK OF CANADA, as Lender

	By:	/s/ Leslie P. Vowell Leslie P. Vowell
Attorney-in-Fact
Signature Page 3
First Amendment to
QER Third Amended and
Restated Credit Agreement